Exhibit 10.2 Amended and Restated Inventory Financing Agreement (Multi-Dealer) Polaris Acceptance This amended and restated Inventory Financing Agreement (as from time to time amended, supplemented or otherwise modified, and together with any Transaction Statements, as defined below, this "Agreement"), dated as of May 15, 2026, is entered into by and between Polaris Acceptance ("PA"), with its chief executive office and principal place of business at 10 South Wacker Drive, Chicago, Illinois 60606 and the persons listed in the section of this Agreement entitled “List of Dealers” (each, individually, a “Dealer” and collectively, “Dealers”). WHEREAS, PA and Dealers (including any and all predecessors) have previously entered into that certain Amended and Restated Financing Agreement dated as of August 31, 2021, as amended, where PA has agreed from time to time to extend credit to or on behalf of Dealers to enable Dealers to purchase inventory and such agreement(s) has defined the financing relationship between the parties since the date thereof (collectively referred to as the “Prior Agreement”); WHEREAS, as a condition of providing Dealers with future financing, PA has requested that Dealers execute this Agreement which amends and restates in their entirety the terms of the Prior Agreement; and WHEREAS, Dealers wish to ratify and confirm all existing and future obligations under the Prior Agreement as though they arose under this Agreement. NOW, THEREFORE, the parties agree to amend and restate the Prior Agreement as follows: RECITALS (a) Dealers do business together or are related entities. (b) Dealers desire to have one common credit facility instead of separate credit facilities and have requested that PA extend such common credit facility. 1. Extensions of Credit. Subject to the terms of this Agreement, PA may extend credit to or on behalf of one or more Dealers from time to time to enable such Dealer or Dealers to purchase inventory from PA-approved vendors (whether one or more, individually or collectively, "Vendor") and for other purposes. Vendor approval is an ongoing process and depends, in part, on the total value of invoices approved by PA with Vendor at any point in time. The total value of invoices approved by PA with Vendor is subject to one or more maximum amounts separate from the amount of any Dealer’s credit line. After PA is presented with an invoice and PA has accepted such invoice, and PA has agreed to make a payment to Vendor, such payment and all related amounts shall become due and payable pursuant to this Agreement. Each Dealer authorizes and directs PA to pay, on such Dealer’s behalf, up to the full amount of any invoice presented to PA from time to time or any other amount due to Vendor. PA shall have no responsibility for the accuracy, validity or genuineness of such invoice. PA's decision to advance funds is at PA’s discretion. The decision by PA to make any one advance will not obligate PA to make any other advances. PA may combine all of PA's advances to or on behalf of one or more Dealers, whether under this Agreement or any other agreement, whether provided by one or more of PA's branch offices, and whether administered as separate sublimits, multiple accounts, or otherwise, together with all related finance charges, fees and expenses, to constitute one debt and loan owed jointly and severally by all Dealers. Without limiting the discretionary nature of this credit facility, and without notice to any Dealer, PA may elect not to finance any inventory sold by Vendor (a) who is in default to PA, (b) with respect to which PA reasonably feels insecure, or (c) who PA has determined (for any reason) is not an approved Vendor. All advances and other transactions under this Agreement are for business purposes and not for personal, family, household, or any other consumer purposes. 2. Financing Terms. PA and Dealers agree to set forth in this Agreement only the general terms of Dealers’ financing arrangement with PA, because certain financial terms depend, in part, on factors which vary from time to time, including the availability of Vendor discounts, payment terms or other incentives, PA's floor planning volume with Dealers and Vendor, and other economic factors. Upon agreeing to finance an item of inventory for any Dealer, PA will transmit, send or otherwise make available to such Dealer a "Transaction Statement" which is a record that may be authenticated and which identifies the Collateral (as defined below) financed and/or the advance made and the terms and conditions of repayment of such advance. Dealers agree that a Dealer’s failure to notify PA in writing of any objection to a Transaction Statement within thirty (30) days after a Transact ion Statement is transmitted, sent or otherwise made available to such Dealer shall constitute such Dealer’s (a) acceptance of all terms thereof, (b) agreement that PA is financing such inventory at such Dealer’s request, and (c) agreement that such Transaction Statement is incorporated in this Agreement by reference. If any Dealer objects to the terms of any Transaction Statement, such Dealer will pay PA for such inventory in accordance with the most recent terms for similar inventory to which such Dealer has not objected (or, if there are no prior terms, at the lesser of 16% per annum or the maximum lawful contract rate of interest permitted under applicable law), subject to termination of this Agreement by PA and PA’s rights under the termination provision below. In the event of a conflict between a Transaction Statement and this Agreement, the former shall prevail. To the extent any Vendor Credits (as defined below and which includes, for the avoidance of doubt, any Vendor program subsidies (each, a “Vendor Subsidy”) are applicable to any Dealer’s financing program, PA may apply each such Vendor Credit against any amount to be paid by PA to Vendor in connection with an advance made by PA to such Dealer under this Agreement or may request that Vendor remit such Vendor Credit directly to PA; provided, however, that in the event Vendor does not remit any such Vendor Credit, such Dealer agrees to pay the full amount of such Vendor Credit to PA. 3. Security Interest. (a) Each Dealer hereby grants to PA a security interest in all of the Collateral as security for all Obligations (as defined below). (b) "Collateral" means all personal property of each Dealer, whether such property or such Dealer’s right, title or interest therein or thereto is now owned or existing or hereafter acquired or arising, and wherever located, including all Accounts, Inventory, Equipment, Fixtures, other Goods, General Intangibles (including Payment Intangibles), Chattel Paper (whether tangible or electronic), Instruments (including Promissory Notes), Deposit Accounts, Investment Property and Documents and all Products and Proceeds of the foregoing. Without limiting the foregoing, the Collateral includes each Dealer’s right to all Vendor Credits (as defined below). Similarly, the Collateral includes, all books and records, electronic or otherwise, which evidence or otherwise relate to any of the foregoing property, and all computers, disks, tapes, media, and other devices in which such records are stored. Capitalized terms used but not otherwise defined in this Section shall have the meanings given to them in Article 9 of the Illinois Uniform Commercial Code. (c) "Obligations" means all indebtedness and other obligations of any nature whatsoever of each Dealer to PA, whether such indebtedness or other obligations arise under this Agreement or any other existing or future agreement between or among such Dealer and PA or otherwise, and whether for principal, Charges (as defined below), expenses, indemnification obligations or otherwise, and whether such indebtedness or other obligations are existing, future, direct, indirect, acquired, contractual, noncontractual, joint and/or several, fixed, contingent or otherwise. (d) "Vendor Credits" means all of each Dealer’s rights to any Vendor Subsidy, price protection payments, rebates, discounts, credits, factory holdbacks, incentive payments, and other amounts which at any time are due to a Dealer from Vendor. 4. Representations and Warranties. Each Dealer represents and warrants that at the time of execution of this Agreement and at the time of each approval and each advance under this Agreement: (a) such Dealer has all the necessary authority to enter into and perform this Agreement; (b) such Dealer does not conduct business under any trade styles or trade names except as disclosed by such Dealer to PA in writing (i) prior to the execution of

Exhibit 10.2 this Agreement, or (ii) at least thirty (30) days prior to conducting business under a new trade style or trade name; (c) such Dealer has not violated and will not violate its organizational documents, or any law, regulation, or agreement binding upon it, by entering into or performing its obligations under this Agreement; (d) Collateral is kept at locations within the U.S. which have been disclosed to PA in writing (i) prior to the execution of this Agreement, or (ii) at least thirty (30) days prior to locating Collateral at such location, and, in either case, which have been approved by PA (“Permitted Locations”); (e) this Agreement correctly sets forth such Dealer’s true legal name, the type of its organization (if not an individual), and the state in which such Dealer is incorporated or otherwise organized; (f) all information supplied by such Dealer to PA in connection with this Agreement, including any financial, credit or accounting statements or application for credit, and its chief executive office and principal place of business, is true, correct and complete; (g) such Dealer has good title to all Collateral; (h) there are no actions or proceedings pending or threatened against such Dealer which might result in any material adverse change in such Dealer’s financial or business condition; and (i) such Dealer does not own any Margin Stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System as in effect from ti me to time, “Margin Stock”) or engages, as one of its activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. 5. Covenants. (a) Until sold as permitted by this Agreement, each Dealer shall own all of its Collateral financed by PA free and clear of all liens, security interests, claims and other encumbrances, whether arising by agreement or operation of law (collectively, "Liens"), other than Liens in favor of PA and subordinate Liens in favor of other persons with respect to which PA shall have first consented in writing. (b) Each Dealer will: (i) keep all Collateral at Permitted Locations and keep all tangible Collateral safe and secure, in good order, repair and oper ating condition and insured as required by PA; (ii) promptly file all tax returns required by law and promptly pay all taxes, fees, and other governmental charges for which it is liable, including all governmental charges against the Collateral or this Agreement; (iii) permit PA and its designees, without notice, to inspect the Collateral during normal business hours and at any other time PA deems desirable (and such Dealer hereby grants PA and its designees an irrevocable license to enter such Dealer’s business locations during normal business hours without notice to such Dealer to account for and inspect all Collateral and to examine and copy such Dealer’s books and records), and in connection with any inspection, provide PA and its designees safe and secure access to the Collateral and comply with any request made by PA or its designees to move the Collateral in order to provide such safe and secure access; (iv) keep complete and accurate records of its business, including inventory, accounts and sales, and permit PA and its designees to inspect and copy such records upon request; (v) furnish PA with such additional information regarding the Collateral and such Dealer’s business and financial condition as PA may from time to time reasonably request (including financial statements and projections more frequently than set forth below); (vi) immediately notify PA of the occurrence of any Default (as defined below) or other event or circumstance which, with the giving of notice or lapse of time or both, would constitute a Default, including any material adverse change in such Dealer’s prospects, business, operations or condition (financial or otherwise) or in any Collateral; (vii) execute (or cause any third party in possession of Collateral to execute) all documents PA requests to perfect and maintain PA's security interest in the Collateral; (viii) deliver to PA immediately upon each request by PA each certificate of title or statement of origin issued for Collateral financed by PA (such delivery constituting such Dealer’s agreement to allow PA to retain such certificate of title or statement of origin); (ix) at all times be duly organized, existing, in good standing, qualified and licensed to do business in each jurisdiction in which the nature of its business or property so requires and, when requested, provide PA with documentation evidencing the same; ( x) maintain a registered agent with a street address that is authorized to receive all notices under this Agreement and all papers required by law; (xi) notify PA of the commencement of any material legal proceedings against such Dealer or any surety, issuer of a letter of credit or any person other than Dealer primarily or secondarily liable with respect to any Obligations (each a “Guarantor”); and (xii) comply with all laws, rules and regulations applicable to such Dealer, including: (A) the USA PATRIOT ACT; (B) all laws, rules and regulations relating to import or export controls; (C) all relevant trade control requirements issued by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of Commerce’s Bureau of Industry and Security (“BIS”) or the U.S. State Department’s Directorate of Defense Trade Controls (“DDTC”); and (D) all applicable Federal, state and local laws, including all licensing requirements, relating in any way to such Dealer’s rental or leasing activities (to the extent such activities are permitted under this Agreement). (c) No Dealer will, without PA’s prior written consent: (i) use (except for demonstration for sale), rent, lease, sell, transfer, consign, license, encumber or otherwise dispose of Collateral except for sales of inventory at retail in the ordinary course of such Dealer’s business; (ii) engage in any other material transaction not in the ordinary course of such Dealer’s business; (iii) change its business in any material manner or its organizational structure, or divide itself pursuant to Section 18-217 of the Delaware Limited Liability Company Act or any other similar law or statute, or be a party to a merger or consolidation or change its registration to a registered organization other than as specified above; (iv) change its name without giving PA at least thirty (30) days prior written notice thereof; (v) change the state in which it is incorporated or otherwise organized (except upon thirty (30) days prior written notice to PA); (vi) change the chief executive office, principal place of business, or the office where it keeps its accounts and chattel paper records without providing PA at least thirty (30) days prior written notice of such change; (vii) finance on a secured basis with Vendor or any third party the acquisition of inventory of the same brand as any inventory financed or to be financed by PA; (viii) store inventory financed by PA with any third party, unless stored at a Permitted Location; or (ix) sell or otherwise transfer inventory to a Dealer Affiliate. “Dealer Affiliate” means any person that: (a) directly or indirectly controls, is controlled by or is under common control with a Dealer, (b) directly or indirectly owns 5% or more of a Dealer, (c) is a director, partner, manager, or officer of a Dealer or an affiliate of a Dealer, or (d) is any natural person related to a Dealer or to any natural person described in the preceding clauses (a), (b) or (c). (d) Notwithstanding the provisions of subpart (ix) of Section 5(c) above, a Dealer may sell or otherwise transfer inventory to another Dealer who is a signatory to this Agreement. The parties agree that any such inventory that is sold or otherwise transferred at any time by one Dealer to another Dealer shall be and remain Collateral and shall continue to secure the Obligations. (e) No part of the proceeds will be used to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System. Should any Dealer acquire Margin Stock during the term of this Agreement, such Dealer agrees to deliver to PA any documentation that may be required in order to comply with applicable regulations, including but not limited to a Form U-1, satisfactory to PA, in its discretion. 6. Financial Crimes Compliance. (a) As used in this Section, (A) “Anti-Corruption Laws” means: (i) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (ii) the U.K. Bribery Act 2010, as amended; and (iii) any other anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which each Dealer or any member of the Dealer Group is located or doing business; (B) “Anti-Money Laundering Laws” means applicable laws or regulations in any jurisdiction in which each Dealer or any member of the Dealer Group is located or doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto; (C) “Dealer Group” means, wherever located: (i) each Dealer, (ii) the parent of each Dealer, (iii) any affiliate or subsidiary of each Dealer, (iv) any Guarantor, (v) the owner of any collateral securing any part of the Obligations, any guaranty, or this Agreement, and (vi) any officer, director or agent acting on behalf of any of the parties referred to in items (i) through (v) with respect to the Obligations, this Agreement or any other agreement between PA and Dealers, (D) “Person” means an individual, entity, group or government; (E) “Sanction” or “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws imposed, administered or enforced by: (i) the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future statute or Executive Order, (ii) the United Nations Security Council, (iii) the European Union, (iv) the United Kingdom, or (v) any other governmental authority with jurisdiction over each Dealer or any member of the Dealer Group; and (F) “Sanctioned Target” means any target of Sanctions, including: (i) Persons on any list of targets identified or designated pursuant to any Sanctions, (ii) Persons, countries, or territories that are the target of any territorial or country-based Sanctions program, (iii) Persons that are a target of, or subject to, Sanctions due to their ownership or control by any Sanctioned Target(s), or (iv) vessels and aircraft that are blocked under any Sanctions program.

Exhibit 10.2 (b) Each Dealer represents and warrants continuously throughout the term of this Agreement that: (A) no member of the Dealer Group is a Sanctioned Target; (B) no member of the Dealer Group is owned or controlled by, or is or has been acting or purporting to act for or on behalf of, directly or indirectly, a Sanctioned Target; (C) each member of the Dealer Group has instituted, maintains and complies with policies, procedures, and controls reasonably designed to assure compliance with Sanctions; and (D) to the best of each Dealer’s knowledge, after due care and inquiry, no member of the Dealer Group is under investigation for an alleged violation of Sanction(s) by a governmental authority that enforces Sanctions. Each Dealer shall notify PA in writing not more than one (1) Business Day (as defined below) after first becoming aware of any breach of this clause (b). (c) Each Dealer represents and warrants continuously throughout the term of this Agreement that: (A) each member of the Dealer Group has instituted, maintains and complies with policies, procedures, and controls reasonably designed to assure compliance with Anti -Money Laundering Laws and Anti-Corruption Laws; and (B) to the best of each Dealer’s knowledge, after due care and inquiry, no member of the Dealer Group is under investigation for an alleged violation of Anti-Money Laundering Laws or Anti-Corruption Laws by a governmental authority that enforces such laws. (d) Each Dealer shall, and each Dealer shall ensure that each member of the Dealer Group will, comply with Sanctions, Anti-Money Laundering Laws, and Anti-Corruption Laws. (e) No Dealer shall, and shall ensure that each member of the Dealer Group will not, directly or indirectly, (A) use any amounts funded by, or received from, PA hereunder to fund, finance or facilitate any activities, business or transactions (i) that are prohibited by Sanctions, (ii) that would be prohibited by U.S. Sanctions if conducted by a U.S. Person, or (iii) that would be prohibited by Sanctions if conducted by PA, or any other party hereto (and each Dealer shall notify PA in writing not more than one (1) Business Day after first becoming aware of any breach of this clause (A)); or (B) use any amounts funded by, or received from, PA hereunder to fund, finance or facilitate any activities, business or transactions that would be prohibited by Anti-Money Laundering Laws or Anti-Corruption Laws. (f) No Dealer shall, and shall ensure that no member of the Dealer Group will, fund any payment to PA with proceeds, or provide as collateral any property, that is directly or indirectly derived from any transaction or activity that is prohibited by Sanctions, Anti-Money Laundering Laws or Anti- Corruption Laws, or that could otherwise cause PA or any other party to this Agreement to be in violation of Sanctions, Anti-Money Laundering Laws or Anti-Corruption Laws. 7. Insurance. All risk of loss, damage to or destruction of Collateral shall at all times be Dealers’ risk. Each Dealer shall keep tangible Collateral insured for full value against all insurable risks under policies delivered to PA and issued by insurers satisfactory to PA and its assigns with loss payable to PA or its assigns, as applicable. PA is to be provided with any written notice of cancellation or change in such policies within two (2) Business Days (as defined below) of the issuance of such notice. PA is authorized, but not required, to act as attorney-in-fact for each Dealer in adjusting and settling any insurance claims under any such policy and in endorsing any checks or drafts drawn by insurers. Each Dealer shall promptly remit to PA in the form received, with all necessary endorsements, all proceeds of such insurance which such Dealer may receive. PA, at its election, shall either apply any proceeds of insurance it may receive toward payment of the Obligations or pay such proceeds to such Dealer or any other Dealer. 8. Financial Statements. Unless waived by PA, Dealers shall deliver to PA (a) copies of all of (i) the financial statements (annual and quarterly) required by Sections 6.01 of the Senior Term Credit Agreement (as defined below)(or any corresponding sections if the Senior Term Credit Agreement is amended, restated or replaced), by the applicable deadlines set forth in such sections, (ii) the Compliance Certificates (as such term is defined in the Senior Term Credit Agreement) required by Sec tion 6.02(a) of the Senior Term Credit Agreement by the applicable deadlines for delivery of Compliance Certificate to the administrative agent as set forth in Section 6.02(a) of the Senior Term Credit Agreement, and (iii) all other material financial statements and reports required by Section 6.02(b) of the Senior Term Credit Agreement which RideNow Group, Inc., a Nevada corporation (“RideNow”), files with the Securities and Exchange Commission promptly upon filing such financial statements or reports. Filings consisting of the financial statements and reports in this Section 8(a) that are publicly available shall be deemed to satisfy this Section upon filing or posting. Delivery of Compliance Certificates by the Dealers to PA shall be made in a manner reasonably acceptable to Dealers and PA. If the Senior Term Credit Agreement is terminated, the provisions of Section 6.01(a) and (b)(or corresponding provisions) of the Senior Term Credit Agreement in effect immediately prior to termination shall be deemed to be incorporated mutatis mutandis into this Agreement by reference. (b) Dealers shall notify PA of any material amendment, restatement or termination of the Senior Term Credit Agreement and deliver copies of all material documents evidencing or relating to each such transaction, within ten (10) Business Days following the execution of documents instruments and agreements related to any such transaction, provided that if any such amendment, restatement or termination are publicly available, such public availability shall be deemed to satisfy the obligation to deliver copies (but not the obligation to notify PA of the executio n thereof) of any such material amendment, restatement or termination. (c) As used in this Section, the term “Senior Term Credit Agreement” means that certain Term Loan Credit Agreement dated as of the date of this Agreement, by and among RideNow, Oaktree Capital Management, L.P., as sole lead arranger and bookrunning manager, Oaktree Fund Administration, LLC, as sole administrative agent, and certain lenders parties thereto, as the same may be amended, restated, amended and restated, supplemented, modified, refinanced or replaced from time to time. 9. Payment Terms. (a) Each Dealer will immediately pay PA the principal amount of the Obligations owed PA on each item of Collateral financed by PA on the earliest occurrence of any of the following events: (i) when such Collateral is lost, stolen, or damaged; (ii) for Collateral financed under any pay-as-sold ("PAS") terms, when such Collateral is sold, transferred, rented, leased, otherwise disposed of, unaccounted for, or its payment term has matured; (iii) for Collateral financed under any scheduled payment program ("SPP") terms, in strict accordance with the installment payment schedule; (iv) in strict accordance with any curtailment schedule for such Collateral; and (v) when otherwise required under the terms of this Agreement. The PAS, SPP, and curtailment terms are or may be set forth in a Transaction Statement. The Collateral and proceeds of disposition of any Collateral received by any Dealer will be held in trust for PA’s benefit, for application as provided in this Agreement. Each Dealer authorizes PA to apply payments (including Vendor Credits or any other credits) to the Obligations in PA’s sole discretion, without notice to such Dealer in any order. All payments made under or pursuant to this Agreement (which shall include for this purpose any insurance proceeds) may be applied by PA, in its collective sole and absolute discretion, to the Obligations owing to each PA in any order and manner selected by PA, and each Dealer hereby waives any right it may have to direct the application of any such payments as between PA or otherwise. For example, PA may, in its sole discretion and regardless of such Dealer’s instructions, apply: (A) payments to reduce Charges first and then principal; (B) principal payments to the oldest (earliest) invoice for Collateral financed by PA; and (C) principal payments to Obligations related to Collateral which is sold, lost, stolen, damaged, transferred, rented, leased, or otherwise disposed of or unaccounted for before applying principal payments to any other Obligations. “Charges” shall mean charges (including finance charges), interest (including default interest and delinquent interest) or other fees, in each case, in connection with advan ces made in accordance with this Agreement. Any payment under this Agreement that would otherwise be due on a day that is not a Business Day shall be due on the next succeeding Business Day, with such extension of time included in any calculation of applicable Charges. For purposes of this Agreement, “Business Day” means any day the Federal Reserve Bank of Chicago is open for the transaction of business; provided, however, that, for purposes of determining a Benchmark (as defined below), if a Business Day falls on a day that the Index Rate (as defined below) used to calculate such Benchmark is not published by the Federal Reserve Bank of New York or by such other publication, website or electronic source as PA, in its sole discretion, may select, then such Index Rate shall be as last published prior to such Business Day. (b) If any Dealer (i) fails to immediately remit funds to PA upon the maturity of such Dealer’s applicable payment terms with respect to such advance or upon the sale, transfer, rental, lease, loss, theft, damage, or other disposition of or inability to account for any inventory financed by PA for such Dealer (a “sale out of trust” or “SOT”) or (ii) is required to make immediate payment to PA of any past due obligation discovered during any Collateral review, or at any other time, then PA's acceptance of any payment with respect to such past due obligation (whether in full or partial satisfaction of

Exhibit 10.2 such obligation) shall not be construed to have waived or amended the terms of its financing program. Dealers will send all such payments to PA as directed. (c) Any Vendor Credit granted to any Dealer for any Collateral will not reduce the Obligations such Dealer owes PA until PA has received payment therefor as set forth below. Each Dealer will: (i) pay PA even if any Collateral is returned to the applicable Vendor, is defective, or fails to conform to any warranties extended by the applicable Vendor or any third party; and (ii) indemnify and hold PA harmless against all claims and defenses asserted by any buyer of any Collateral. Each Dealer waives all rights of setoff such Dealer may have against PA. No Dealer will assert against PA any claim or defense such Dealer may have against Vendor and any such claims or defenses shall not affect such Dealer’s liabilities or obligations to PA. (d) Any advances that are not used to acquire inventory, as contemplated by this Agreement, shall be paid on demand unless otherwise provided in this Agreement or in any Transaction Statement. In order to adequately secure each Dealer’s Obligations to PA, each Dealer shall, at PA’s request, immediately pay PA the amount necessary to reduce the sum of such Dealer’s outstanding Obligations with respect to inventory received by such Dealer to an amount which does not exceed the aggregate price invoiced to such Dealer for the inventory in such Dealer’s possession (i) which is financed by PA, and (ii) in which PA has a perfected first priority lien. (e) All payments due by any Dealer to PA under this Agreement or otherwise shall be made by check made on a United States bank, ACH, federal wire, or EDI or any other electronic system, platform or interface selected by PA in its own discretion, in each case drawn on an account established in the name of such Dealer and accompanied by remittance advice. Payment in any other form or without remittance advice may delay processing or be returned to such Dealer and may cause such Dealer to incur a late payment fee. PA policy prohibits payment by cash or cash equivalents and any such payments will be declined. PA reserves the right to decline other forms of payment, including cashier’s checks, money orders, bank drafts, third-party checks and traveler’s checks. In the event of any such payment decline or, if applicable, any Dealer’s failure to provide remittance advice, such Dealer’s debt will remain outstanding and any Charges permitted under this Agreement may accrue until acceptable payment accompanied by remittance advice is received and applied to such Dealer’s Obligations. PA will recognize and apply payments within a reasonable period of time after PA’s receipt of acceptable payment and appropriate remittance advice. 10. Calculation of Charges. (a) Dealers shall pay Charges with respect to each advance in accordance with this Agreement. Dealers shall pay PA its customary Charges for any check or other item which is returned unpaid to PA. Unless otherwise provided in this Agreement, the following additional provisions shall be applicable to Charges: (i) any reference to (A) “Prime Rate” shall mean, for any calendar month, an interest rate equal to the greater of (1) the highest “prime rate” as published in the “Money Rates” column of The Wall Street Journal or in such other publication, website or electronic source as PA, in its sole discretion, may select on or about the first Business Day of such month, rounded to such number of decimal places as selected by PA, or (2) the Minimum (as defined below), and (B) “Adjusted 30-Day Average SOFR” shall mean, for any calendar month, an interest rate equal to the greater of (1) the sum of (x) an interest rate equal to the “30-DAY AVERAGE SOFR” rate as published by the Federal Reserve Bank of New York or by such other publication, website or electronic source as PA, in its sole discretion, may select, on or about the first Business Day of such month, plus (y) a spread adjustment from time to time selected by PA and identified on the applicable Transaction Statement or other notice provided by PA to a Dealer, which sum shall be rounded to such number of decimal places as selected by PA, or (2) the Minimum (as defined below) (the Prime Rate and the Adjusted 30- Day Average SOFR are each referred to herein as a “Base Rate”); (ii) all Charges shall be paid by a Dealer monthly pursuant to the terms of the billing statement in which such Charges appear; (iii) interest on each advance and principal amount of the Obligations related thereto shall be computed for any period by dividing the interest rate provided in each applicable Transaction Statement by 360 (the quotient of which is the “Daily Rate”), rounded to such number of decimal places as selected by PA, and then multiplying the Daily Rate by the actual principal balance outstanding on each day during such period; (iv) interest on an advance shall begin to accrue on the “Start Date” which shall be defined as any of the following, selected by PA in PA’s discretion: (A) the invoice date referred to in Vendor’s invoice; (B) the date on which a Dealer confirms delivery of the inventory subject to the applicable invoice; (C) the date PA has agreed to make a payment to Vendor; or (D) the date PA makes such advance; provided, however, that if Vendor fails to fully pay, by honoring or paying any Vendor Subsidy or otherwise, the interest or other cost of financing such inventory during the period between the Start Date and the end of the Free Floor Period (as defined below), then a Dealer shall pay such interest to PA on demand as if there were no Free Floor Period with respect to such inventory; (v) for the purpose of computing Charges, any payment will be applied in accordance with this Agreement; (vi) advances or any part thereof not paid when due (and Charges not paid when due, at the option of PA, shall become part of the principal amount of the Obligations) shall bear interest at the Default Rate (as defined below); and (vii) all interest rates provided or referenced in Transaction Statements, including all references to Base Rate, Prime Rate or Adjusted 30-Day Average SOFR and additions to Base Rate, Prime Rate or Adjusted 30-Day Average SOFR, are provided and referenced on the basis of a 360-day year. The method of calculating interest provided in this subsection (i.e., the interest rate calculated based on a year of 360 days, for the actual number of days elapsed) will result in a higher effective rate than the quoted numeric rate provided in the Transaction Statement. Neither of the Base Rates, nor any other Benchmark (as defined below), constitutes a Dealer’s all-in interest rate(s) with PA, which rates may also include margins, matrices and any other adders as may from time to time be set forth in Transaction Statements or other notices from PA to such Dealer. For purposes of this Agreement, the following definitions shall apply: “Minimum” shall mean the greater of (a) zero percent (0%) or (b) such other minimum amount as may be identified on the applicable Transaction Statement or notice provided by PA to a Dealer pursuant to the Agreement; “Default Rate” shall mean the default rate specified in a Dealer’s financing program with PA (generally, in the Transaction Statement), if any, or if there is none so specified, the lesser of 3% per annum above the rate in effect immediately prior to the Default, or the highest lawful contract rate of interest permitted under applicable law; and “Free Floor Period” shall mean a period equal to the number of days during which Vendor agrees to assume the cost of financing Collateral purchased by a Dealer by granting PA a Vendor Subsidy. (b) PA intends to strictly conform to the usury laws governing this Agreement. Regardless of any provision contained in this Agreement, in any Transaction Statement, or in any other document, PA shall never be deemed to have contracted for, charged, or be entitled to receive, collect or apply as interest, any amount in excess of the maximum amount allowed by applicable law. If PA ever receives any amount which, if considered to be interest, would exceed the maximum amount permitted by law, PA will apply such excess amount to the reduction of the unpaid principal balance which any Dealer owes, and then will pay any remaining excess to such Dealer. In determining whether the interest paid or payable exceeds the highest lawful rate, Dealers and PA shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments which are expressly designated as interest payments under this Agreement) as an expense or fee rather than as interest, (ii) exclude voluntary pre-payments and the effect thereof, and (iii) spread the total amount of interest throughout the entire term of this Agreement so that the interest rate is uniform throughout such term. Each Dealer agrees to pay an effective rate of interest that is the sum of (A) the interest rate provided in this Agreement, including as provided in each accepted Transaction Statement, as may be amended as provided in this Agreement; and (B) any additional rate of interest resulting from any other Charges paid or to be paid by such Dealer pursuant to this Agreement and that are determined to be interest or in the nature of interest. (c) If a Benchmark Transition Event (as defined below) occurs with respect to the index rate used to calculate a Benchmark (as defined below) (such index rate, an “Index Rate”), PA may, effective upon the applicable Benchmark Replacement Date (as defined below), (1) replace such Benchmark with (i) an alternate rate of interest that has been selected by PA as the replacement for such Benchmark, plus (ii) a spread adjustment selected by PA (collectively, the “Benchmark Replacement”), and (2) make technical, administrative and/or operational changes, including (i) the margins or adders which may, from time to time, be added to the Benchmark Replacement, (ii) the timing and frequency of determining rates, and (iii) the payment of interest or other Charges and other administrative matters as may be, in each case, appropriate, in the sole discretion of PA, to reflect the adoption of the Benchmark Replacement and to permit the administration thereof by PA in such manner as PA may determine (collectively, the “Benchmark Replacement Conforming Changes”). The Benchmark Replacement shall replace all references to such Benchmark, and the Benchmark Replacement Conforming Changes shall become effective, on the date(s) set forth in a written notice thereof to any Dealer (such date(s), the “Benchmark Replacement Date,” and such notice, the “Benchmark Replacement Notice”) without any amendment or other modification to this Agreement and without any further action or consent of such Dealer and/or any other person or entity; and, for the avoidance of doubt, the replacement of such

Exhibit 10.2 Benchmark with the Benchmark Replacement and the Benchmark Replacement Conforming Changes shall be effective with respect to existing Obligations owing by one or more Dealers to PA and/or to Obligations incurred or arising after the Benchmark Replacement Date, all as PA may elect by so indicating in the Benchmark Replacement Notice. A “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the Index Rate used to calculate a Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Index Rate, or any successor administrator (collectively, “Benchmark Administrator”) or a regulatory supervisor for, or any insolvency or resolution official with authority over, the Benchmark Administrator, announcing that: (i) the Benchmark Administrator has ceased or will cease to provide such Index Rate, permanently or indefinitely; or (ii) such Index Rate is no longer, or as of a specified future date will no longer be, representative of underlying markets; or (b) notice is provided by PA to each Dealer of PA‘s intention to adopt a new benchmark to replace such Index Rate; or (c) entrance by PA and any Dealer into a written agreement to adopt a new benchmark to replace such Index Rate. As used herein, a “Benchmark” means, initially, a Base Rate; provided, that if a Benchmark Transition Event occurs with respect to the Index Rate used to calculate a Benchmark (including any replacement of a Benchmark pursuant to the provisions of this paragraph), then “Benchmark,” as used herein with respect to such Benchmark, shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to this paragraph; and provided further, that no Benchmark shall ever be less than the Minimum. Any determination, decision or election that may be made by PA pursuant to this paragraph, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding on each Dealer and will be made in PA’s sole discretion and without any Dealer’s consent, except as expressly required pursuant to the provisions of the Agreement. 11. Billing Statement/Fees; Right to Modify Charges and Other Terms. (a) PA will transmit, send, or otherwise make available to each Dealer a monthly billing statement identifying all charges (including Charges) and other amounts due on such Dealer’s account with PA. Such charges and other amounts specified on each billing statement will be (i) due and payable in full immediately on receipt, unless otherwise stated in writing in the billing statement, Transaction Statement or other written document provided by PA, and (ii) an account stated, unless PA receives a Dealer’s written objection thereto within fifteen (15) days after it is transmitted, sent or otherwise made available to such Dealer. If PA does not receive, when due, payment of all Charges accrued on a Dealer’s account with PA during the immediately preceding month, such Dealer will (to the extent allowed by law) pay PA a late fee equal to the greater of $5 or 5% of the amount of such Charges (and, for the avoidance of doubt, payment of such fee does not waive the Default caused by the late payment). PA may adjust the billing statement at any time to conform to applicable law and this Agreement. (b) PA may charge one or more fees in connection with the servicing and administration of a Dealer’s account. From time to time, PA may provide written notice to a Dealer of new or changed charges (including Charges) and other terms (including increases or decreases in the periodic rate or amount of finance charges, the method of computing finance charges and when and how finance charges, and principal payments, are payable), policies, practices and other charges and/or credit terms (collectively, “Fees and Terms”) payable by, or applicable to, such Dealer or relating to one or more of such Dealer’s accounts generally, or in connection with specific services, or events, to be effective as of the notice date, or such other future effective date as PA shall advise, with respect to existing Obligations owing by such Dealer to PA and/or to Obligations incurred or arising after such notice or future effective date, as the case may be, all as PA may elect by so indicating in such notice. Such notice may be delivered by mail , courier or electronically in a separate writing or website posting, or set forth in the Transaction Statement and/or the billing statement. A Dealer shall be deemed to have accepted such Fees and Terms by either (i) making any request for financing on or after the effective date of such notice, or (ii) failing to notify PA in writing of any objection to a Transaction Statement, billing statement or written notice advising of such Fees and Terms within fifteen (15) days after such notice has been sent to a Dealer. If a Dealer objects to the Fees and Terms, such Fees and Terms shall not be imposed, but PA may charge or implement the last Fees and Terms to which such Dealer has not objected, and may elect to terminate such Dealer’s financing program. 12. Default. The occurrence of one or more of the following events shall constitute a default by a Dealer (a "Default"): (a) such Dealer or any Dealer Affiliate shall fail to pay any Obligations under this Agreement or other amounts, however or wherever documented, owed to PA or to any person that at any time directly or indirectly controls, is controlled by, or is under common control with PA (a “PA Affiliate”) when due or any remittance for any such Obligations or such other amounts is dishonored when first presented for payment; (b) any representation or warranty made to PA by such Dealer or by any Guarantor (including, for the avoidance of doubt, representations under the “Financial Crimes Compliance” Section of this Agreement) shall not be incorrect, false, or misleading in any respect when furnished or made, or if such Dealer or any Guarantor shall breach any covenant, warranty or agreement to or with PA (including, for the avoidance of doubt, covenants under the “Financial Crimes Compliance” Section of this Agreement); (c) such Dealer (including, if such Dealer is a partnership or limited liability company, any partner or member of such Dealer) or any Guarantor shall die, become insolvent or generally fail to pay its debts as they become due or, if a business, shall cease to do business as a going concern or shall sell, transfer, assign or otherwise dispose, voluntarily or involuntarily, all or substantially all of its assets; (d) any letter of credit or other form of collateral provided by such Dealer or a Guarantor to PA with respect to any Obligations or Collateral shall terminate or not be renewed at least sixty (6 0) days prior to its stated expiration or maturity; (e) such Dealer abandons any Collateral; (f) any Guarantor shall revoke, terminate or limit, or take any action purporting to revoke, terminate or limit, any guaranty or other assurance of payment relating to any Obligations; (g) such Dealer or any Guarantor shall make an assignment for the benefit of creditors, or commence a proceeding with respect to itself under any bankruptcy, reorganization, arrangement, insolvency, receivership, dissolution or liquidation statute or similar law of any jurisdiction, or any such proceeding shall be commenced against it or any of its property (an "Automatic Default"); (h) an attachment, sale or seizure shall be issued or shall be executed against any assets of such Dealer or of any Guarantor; (i) such Dealer shall lose, or shall be in default of, any franchise, license or right to deal in any Collateral which PA finances; (j) such Dealer, Guarantor or any third party shall file any correction or termination statement with respect to any Uniform Commercial Code (the “UCC”) filing made by PA in connection with this Agreement; (k) such Dealer or any Guarantor fails to pay any debt or perform any other obligation owed to any third party; (l) such Dealer, any Dealer Affiliate, or any Guarantor defaults under the terms of any agreement with any PA Affiliate or any other agreement with PA; (m) such Dealer or any legal or beneficial owner of such Dealer is party to a transaction which results in those individuals or entities which own and control legally and beneficially all of the economic and voting rights associated with the ownership of such Dealer (“Voting Rights”) prior to such transaction failing to own and control one hundred percent (100%) of the Voting Rights of such Dealer after giving effect to such transaction, unless PA provided its prior written consent to such transaction; (n) such Dealer or any of its principals, or any Guarantor, pleads guilty to or is convicted of a crime; (o) PA in good faith believes the prospect of payment of any Obligations is impaired or PA deems itself insecure; or (p) a material adverse change shall occur in the business, operations or condition (financial or otherwise) of such Dealer (including, if such Dealer is a partnership or limited liability company, any partner or member of such Dealer) or any Guarantor or with respect to the Collateral. 13. Rights and Remedies Upon Default. Upon the occurrence of a Default, PA shall have all rights and remedies of a secured party under the UCC as in effect in any applicable jurisdiction and other applicable law and all the rights and remedies set forth in this Agreement. PA may terminate any obligations it has under this Agreement and any outstanding credit approvals immediately and/or declare any and all Obligatio ns immediately due and payable without notice or demand. Each Dealer waives notice of intent to accelerate and notice of acceleration of any Obligations. PA may enter any premises of any Dealer, with or without process of law, without force, to search for, take possession of, and remove the Collateral, or any part thereof. If PA requests, each Dealer shall cease disposition of and shall assemble the Collateral and make it available to PA, at such Dealer’s expense, at a convenient place or places designated by PA. PA may take possession of the Collateral or any part thereof on any one or more of a Dealer’s premises and cause it to remain there at such Dealer’s expense, pending sale or other disposition. Each Dealer agrees that the sale of inventory by PA to a person who is liable to PA under a guaranty, endorsement, repurchase agreement or the like shall not be deemed to be a transfer subject to UCC §9- 618 or any similar provision of any other applicable law, and such Dealer waives any provision of such laws to that effect. Each Dealer agrees that the repurchase of inventory by Vendor pursuant to a repurchase agreement with PA shall be a commercially reasonable method of disposition. Dealers shall be jointly and severally liable to PA for any deficiency resulting from PA's disposition, including a repurchase by Vendor, regardless of any subsequent disposition of Collateral. No Dealer is a beneficiary of, and has no right to require PA to enforce, any repurchase agreement. If a Dealer fails to perform any of its obligations under this Agreement, PA may perform the same in any form or manner PA in its discretion deems necessary or desirable, and all monies paid by PA in connection therewith shall be additional Obligations and shall be immediately due and payable without no tice together with interest payable on demand at the Default Rate. All of PA's rights and remedies shall be cumulative. At PA's request, or without request in the event of

Exhibit 10.2 an Automatic Default, each Dealer shall pay all Vendor Credits to PA as soon as the same are received for application to the Obligations. Each Dealer authorizes PA to collect such amounts directly from Vendor and, upon request of PA, shall instruct Vendor to pay PA directly. Each Dealer irrevocably waives any requirement that PA retain possession and not dispose of any Collateral until after trial or final judgment or app eal thereof. PA’s election to extend or not extend credit to a Dealer is solely at PA’s discretion and does not depend on the absence or existence of a Default. If a Default is in effect, and without regard to whether PA has accelerated any Obligations, PA may, without notice, apply the Default Rate. 14. Power of Attorney. Each Dealer authorizes PA to: (a) file financing statements and amendments thereto describing PA as “Secured Party” and such Dealer as “Debtor” and indicating the Collateral; (b) authenticate, execute or endorse on behalf of such Dealer any instruments, chattel paper, certificates of title, manufacturer statements of origin, builder’s certificate, or other notices or records comprising or related to Collateral or evidencing financing under this Agreement or evidencing or maintaining the perfection of the security interest granted in this Agreement, as attorney-in-fact for such Dealer; and (c) supply any omitted information and correct errors in any documents between PA and such Dealer. This power of attorney and the other powers of attorney granted in this Agreement are irrevocable and coupled with an interest. 15. Collection and Other Costs. Dealers shall pay to PA on demand all reasonable attorneys' fees and legal expenses and other costs and expenses incurred by PA in connection with: (a) establishing, perfecting, maintaining perfection of, protecting and enforcing its Lien on the Collateral and collecting any Obligations; (b) any modification of this Agreement; (c) any Default; or (d) any action or proceeding for possession or under any receivership, assignment for the benefit of creditors, bankruptcy or other insolvency laws (including filing a proof of claim, motion for stay relief or monitoring such proceeding under any such laws to the full extent permitted under such law), in each case, involving a Dealer, any Guarantor or any Collateral. All fees, expenses, costs, and other amounts described in this Section shall constitute Obligations, shall be secured by the Collateral and interest shall accrue thereon at the Default Rate. 16. Information. (a) To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial ins titutions to obtain, verify, and record information that identifies each person who opens an account. When a Dealer opens an account, PA will ask for the name(s), address(es), date(s) of birth, and other information that will allow PA to identify such Dealer, and its owner(s) and Guarantor(s) as applicable. PA may also ask a Dealer to provide copies of driver’s licenses or other identifying documents related to such Dealer, and its owner(s) and Guarantors as applicable. Failure to comply with such requests will constitute a Default under this Agreement. (b) Each Dealer irrevocably authorizes PA to investigate and make inquiries of former, current, or future creditors or other persons and credit bureaus regarding or relating to such Dealer (including, to the extent permitted by law, any equity holders of such Dealer). Any financial, credit or other information regarding any Dealer (including, to the extent permitted by law, any equity holders of such Dealer) that PA may at any time possess, whether such information was supplied by such Dealer to PA or otherwise obtained by PA, may be provided by PA to: PA and any of its PA Affiliates, officers, directors, employees, legal counsel, auditors, accountants, credit insurers, brokers, agents and other professional advisors; any prospective assignee or participant; any counterparty to any derivative transaction related to this Agreement; any rating agency of a PA; and any other third parties. Further, each Dealer irrevocably authorizes and instructs any third parties (including Vendor or customers of such Dealer) to provide to PA any credit, financial or other information regarding such Dealer that such third parties may at any time possess. (c) Notwithstanding anything to the contrary in any other agreement between any Dealer and PA, PA and/or any PA Affiliate may use such Dealer’s name, logo(s) and/or trademark(s) and disclose program and transaction details, including program terms, credit facility size and type, participants, acquired entities, and PA’s role in the transaction (the “Transaction Details”) in pitch books, internal and external presentations, websites, tombstone publications, and other marketing, communications and promotional materials (including materials shared with other existing or prospective customers (whether vendors or dealers) and media outlets). Upon PA’s request, a Dealer shall provide PA such Dealer’s artwork (logo) and, from time to time, photos of product lines, store fronts and facilities, in the format requested by PA. PA and/or any PA Affiliate may also disclose information in its or their internal and external case study stories and press communications. Such information may include such Dealer’s name, business overview, Transaction Details, and benefits that PA and/or PA Affiliates brought to the transaction. PA may reach out to a Dealer to request a testimonial. If provided by a Dealer, such testimonial may be used by PA in its discretion on marketing and advertising materials. 17. Termination. Unless sooner terminated as provided in this Agreement or by at least thirty (30) days prior written notice from one party to the other, the term of this Agreement shall be for one (1) year from the date of this Agreement and from year to year thereafter; provided, however, that PA may terminate this Agreement immediately by notice to any Dealer if such Dealer objects to any terms of any Transaction Statement, billing statement or written notice advising of Fees and Terms. Upon termination of this Agreement, all Obligations shall become immediately due and payable without notice or demand. Upon any termination, a Dealer shall remain fully and jointly and severally liable to PA for all Obligations arising prior to or after termination, and all of PA's rights and remedies and its security interest shall continue until all Obligations to PA are paid and all obligations of Dealers are performed in full. If PA makes advances in reliance on a repurchase agreement from Vendor, it may cease making such advances if it has any concern as to whether such repurchase agreement will cover future advances or be performed by Vendor. No provision of this Agreement shall be construed to obligate PA to make any advances. All waivers and indemnifications in PA’s favor set forth in this Agreement will survive any termination of this Agreement. 18. Binding Effect. No Dealer shall assign its interest in this Agreement without PA's prior written consent. PA may assign, syndicate, or participate PA's interest, in whole or in part, to third parties (and disclose any information or documentation as is necessary to such third parties) without notice to or the consent of Dealers. This Agreement will protect and bind PA's and each Dealer’s respective heirs, representatives, successors, and assigns, as the case may be. 19. Notices. Except as required by law or as otherwise provided in this Agreement, all notices or other communications to be given under the Agreement or under the UCC shall be in writing served either personally, by overnight courier, or by U.S. mail, addressed (a) to a Dealer at its chief executive office shown in the preamble of this Agreement or to any office to which PA sends billing statements, or (b) to PA at its address shown in the preamble of this Agreement or to the attention of its Credit Department, or, in each case, to such other address designated by such party by notice to the other. Any such communication shall be deemed to have been given upon delivery in the case of personal delivery, one (1) Business Day after deposit with an overnight courier, or two (2) calendar days after deposit in the U.S. mail, except that any notice of change of address shall not be effective until actually received. 20. Severability. Except as set forth in the “EXEMPLARY OR PUNITIVE DAMAGES” and “CLASS ACTION WAIVER” subsections of the “Binding Arbitration” Section of this Agreement, if any provision of this Agreement or its application is invalid or unenforceable, the remainder of this Agreement will not be impaired or affected and will remain binding and enforceable. 21. Restatement. The parties further agree that this Agreement amends and restates in its entirety the Prior Agreements and that all inventory and Obligations covered under the Prior Agreements shall remain outstanding and covered by the terms and conditions of this Agreement. The parties to this Agreement agree that this Agreement is not intended to and shall not constitute a novation, cancellation, extinguishment , payment or satisfaction of any of the Obligations. 22. Miscellaneous. Time is of the essence regarding each Dealer’s performance of its obligations to PA. Each Dealer’s liability to PA is direct and unconditional and will not be affected by the release or nonperfection of any security interest granted under this Agreement. PA may refrain from or postpone enforcement of this Agreement or any other agreements between PA and a Dealer without prejudice, and the failure to strictly enforce these agreements will not create a course of dealing which waives, amends, or modifies such agreements. Any waiver by PA of a Default shall only be effective if in writing signed by PA and transmitted to a Dealer. The express terms of this Agreement will not be modified by any course of dealing, usage of trade, or custom of trade which may deviate from the terms of this Agreement. If a Dealer fails to pay any taxes, fees or other obligations which may impair PA's interest in the Collateral, or fails to keep any Collateral insured, PA may, but shall not be required to, pay such amounts. Such

Exhibit 10.2

paid amounts will be: (a) additional Obligations which Dealers owe to PA, which are subject to Charges as provided above and shall be secured by the Collateral; and (b) due and payable immediately in full. Section titles used in this Agreement are for convenience only and do not define or limit the contents of any Section. All words used in this Agreement shall be understood and construed to be of such number and gender as the circumstances may require. When the words "including" or "includes" are used in this Agreement, they shall mean "including, but not limited to" and "includes, but is not limited to," respectively. Notwithstanding anything to the contrary in this Agreement, PA may rely on any facsimile copy, electronic data transmission, or electronic data storage of this Agreement, any Transaction Statement, billing statement, financing statement, authorization to pre-file financing statements, invoice from Vendor, financial statements or other reports, which will be deemed an original, and the best evidence thereof for all purposes. This Agreement shall be construed without presumption for or against any party that drafted all or any portion of this Agreement. No modification of this Agreement shall bind PA unless in a writing signed by PA and transmitted to a Dealer. PA may rely on (i) an electronic signature acceptable to PA in its discretion that complies with applicable electronic commerce acts or any other relevant and applicable electronic signatures law; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature, so delivered by a Dealer. This Agreement shall be effective upon PA's receipt of each Dealer's signature to this Agreement and all documents required by PA in connection with this Agreement, in form and substance satisfactory to PA in its sole discretion. PA may accept this Agreement by issuance of an approval to Vendor for the purchase of inventory by a Dealer or by making an advance under this Agreement. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument

23. List of Dealers. The following persons are parties to this Agreement as Dealers:

DEALER NAME	**TYPE OF ENTITY**	**JURISDICTION**
APS OF GEORGETOWN, LLC	LIMITED LIABILITY COMPANY	DELAWARE
BJ MOTORSPORTS, LLC	LIMITED LIABILITY COMPANY	NEVADA
C & W MOTORS, INC.	CORPORATION	ARIZONA
FREEDOM POWERSPORTS CANTON, LLC	LIMITED LIABILITY COMPANY	DELAWARE
FREEDOM POWERSPORTS DALLAS LLC	LIMITED LIABILITY COMPANY	TEXAS
FREEDOM POWERSPORTS DECATUR LLC	LIMITED LIABILITY COMPANY	TEXAS
FREEDOM POWERSPORTS DENTON, LLC	LIMITED LIABILITY COMPANY	TEXAS
FREEDOM POWERSPORTS FORT WORTH, LLC	LIMITED LIABILITY COMPANY	TEXAS
FREEDOM POWERSPORTS HUNTSVILLE, LLC	LIMITED LIABILITY COMPANY	ALABAMA
FREEDOM POWERSPORTS JOHNSON COUNTY, LLC	LIMITED LIABILITY COMPANY	TEXAS
FREEDOM POWERSPORTS LEWISVILLE LLC	LIMITED LIABILITY COMPANY	TEXAS
FREEDOM POWERSPORTS MCDONOUGH LLC	LIMITED LIABILITY COMPANY	DELAWARE
FREEDOM POWERSPORTS MCKINNEY LLC	LIMITED LIABILITY COMPANY	TEXAS
FREEDOM POWERSPORTS, LLC	LIMITED LIABILITY COMPANY	TEXAS
JJB PROPERTIES, L.L.C.	LIMITED LIABILITY COMPANY	ARIZONA
METRO MOTORCYCLE, INC.	CORPORATION	ARIZONA
RIDE NOW 5 ALLEN, LLC	LIMITED LIABILITY COMPANY	TEXAS
RIDE NOW, LLC	LIMITED LIABILITY COMPANY	NEVADA
RIDE NOW-CAROLINA, LLC	LIMITED LIABILITY COMPANY	NORTH CAROLINA
RIDE USA, L.L.C.	LIMITED LIABILITY COMPANY	FLORIDA
RIDENOW POWERSPORTS TALLAHASSEE LLC	LIMITED LIABILITY COMPANY	FLORIDA
RN TRI-CITIES, LLC	LIMITED LIABILITY COMPANY	WASHINGTON
RNKC LLC	LIMITED LIABILITY COMPANY	KANSAS
RNMC DAYTONA, LLC	LIMITED LIABILITY COMPANY	FLORIDA
TC MOTORCYCLES, LLC	LIMITED LIABILITY COMPANY	FLORIDA
TOP CAT ENTERPRISES, L.L.C.	LIMITED LIABILITY COMPANY	ARIZONA
TUCSON MOTORSPORTS, INC.	CORPORATION	ARIZONA
WOODS FUN CENTER, LLC	LIMITED LIABILITY COMPANY	TEXAS
YSA MOTORSPORTS, LLC	LIMITED LIABILITY COMPANY	ARIZONA
RNAJ, LLC	LIMITED LIABILITY COMPANY	ARIZONA
RN-GAINESVILLE, LLC	LIMITED LIABILITY COMPANY	FLORIDA
RO FAIRWINDS, LLC	LIMITED LIABILITY COMPANY	FLORIDA
RUMBLEON DEALERS, INC.	CORPORATION	DELAWARE

24. Limitation of Remedies and Damages. A "**Dispute**" shall mean any action, dispute, claim or controversy under common law, statutory law or in equity of any type or nature whatsoever, and whether directly or indirectly arising from or relating to: (a) this Agreement and/or any amendments and addenda to this Agreement, or the breach, invalidity or termination of this Agreement; (b) any previous or subsequent agreement between PA and a Dealer with respect to the subject matter of this Agreement; (c) any act committed by PA or PA Affiliate (the "**PA Companies**"), or by any employee, agent, officer or director of a PA Company, whether or not arising within the scope and course of employment or other contractual representation of the PA Companies, provided that such act arises under a relationship, transaction or dealing between PA and a Dealer with respect to this Agreement or the subject matter of this Agreement; and/or (d) any other relationship, transaction or dealing between PA and a Dealer with respect to this Agreement or the subject matter of this Agreement. In the event of a Dispute, the aggrieved party shall not be entitled to exemplary or punitive damages. The aggrieved party's remedy in connection with such Dispute shall be limited to a breach of contract action, and any damages in connection with such Dispute are limited to actual and direct damages, except that PA may seek equitable relief in connection with any judicial repossession of, or temporary restraining order with respect to, the Collateral.

25. Time Limitations. Any proceeding (including any arbitration proceeding) must be instituted with respect to any Dispute within two (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute a proceeding (including an arbitration proceeding) with respect to a Dispute within such time period will constitute an absolute bar and waiver to the institution of any proceeding, whether arbitration or a court proceeding, with respect to such Dispute. Notwithstanding the foregoing, this Time Limitations provision will be suspended temporarily as of the date any of the following events occurs with respect to any Dealer or Vendor and will not resume until the date following the date such Dealer or Vendor, as applicable, is no longer subject to (i) bankruptcy, (ii) receivership, (iii) any proceeding regarding an assignment for the benefit of creditors, or (iv) any legal proceeding, civil or criminal, that prohibits either party from foreclosing any interest it might have in the collateral of the other party.

26. BINDING ARBITRATION.

THIS SECTION CONTAINS A BINDING ARBITRATION CLAUSE THAT MAY AFFECT HOW YOU RESOLVE DISPUTES.

(a) Arbitrable Claims. This Agreement concerns transactions involving commerce among several states. The Federal Arbitration Act, Title 9 U.S.C. Sections 1 et seq., as amended ("**FAA**") shall govern all arbitration(s) and confirmation proceedings under this Agreement. Except as otherwise specified below, all Disputes will be subject to and resolved by binding arbitration. The arbitrator(s) shall decide whether the parties have agreed to

Exhibit 10.2 arbitrate, and whether this binding arbitration Section covers, the particular Dispute between the parties. Notwithstanding the foregoing, “Disputes” does not include any dispute or controversy about the validity or enforceability of this Binding Arbitration provision or any part of this provision (including the Class Action Waiver set forth below and/or this sentence); all such disputes or controversies are for a court and not an arbitrator to decide. However, any dispute or controversy that concerns the validity or enforceability of this Agreement as a whole is for the arbitrator, not a court, to decide. For the avoidance of doubt, if there is any conflict or inconsistency between this Binding Arbitration provision and any other arbitration provision in any previous or subsequent agreement between PA and any Dealer (other than a subsequently executed Inventory Financing Agreement), the parties agree that, with respect to any Dispute, this Binding Arbitration provision shall control and supersede any such other arbitration provision. Moreover, the parties agree that either party may pursue individual claims against the other that do not exceed Seventy-Five Thousand Dollars ($75,000.00) in the aggregate through litigation. Service of arbitration claims, arbitration pleadings and confirmation pleadings or motions shall be effective if made by registered or certified U.S. mail or overnight delivery to the address for the party described in this Agreement. Any change of address for purposes of service must be served by written notification to the other party at the address listed in this Agreement. The parties also agree that service on a party’s registered agent in the state where the party is organized is proper and effective service on that party. (b) Administrative Body. All arbitration under this Agreement will be conducted with (i) the American Arbitration Association ("AAA") pursuant to its Commercial Arbitration Rules in effect at the time the arbitration is commenced or (ii) the Miles Mediation & Arbitration (“MM&A”) pursuant to its Consolidated Arbitration Rules in effect at the time the arbitration is commenced. AAA claims may be filed in any AAA office. Claims filed with MM&A shall be filed in its office located at 500 N. Broadway, Suite 1800, St. Louis, Missouri 63102. All arbitrator(s) selected shall be attorneys with at least five (5) years’ experience in either secured transactions, bankruptcy or creditor’s rights. All arbitrations shall be conducted by one (1) arbitrator except as specifically set forth below or unless all parties agree otherwise. For all individual claims exceeding Two Million Dollars ($2,000,000.00), exclusive of interest, costs and attorneys’ fees, a party may demand, within forty (40) days of service of the arbitration demand, that the arbitration be conducted by a panel of three (3) arbitrators instead of one (1) arbitrator. The parties shall select the arbitrator(s) using the procedures set forth in the arbitration rules of the applicable arbitral forum. The arbitrator(s) shall decide if any inconsistency exists between the rules of the a pplicable arbitral forum and the arbitration provisions contained in this Agreement. If such inconsistency exists, the arbitration provisions contained in this Agreement shall control and supersede such rules. The arbitrator(s) shall follow the terms of this Agreement and the applicable law, including the attorn ey-client privilege and the attorney work product doctrine. (c) Hearings. The parties desire to resolve any Disputes that may arise in the most efficient and cost-effective manner. With this desire in mind, each party hereby consents to a documentary hearing for all arbitration claims by submitting the Dispute for resolution to the arbitrator(s) through written briefs and affidavits, along with relevant documents. However, arbitration claims will be submitted by way of an oral hearing if any party submits a written request for an oral hearing within forty (40) days after service of the claim and that party remits the appropriate deposit for such party’s assessed share of the increased costs, fees and arbitrator compensation (as decided and billed by the administrator) that result from an oral hearing within ten (10) days of when those fees are due. Each party agrees that failure to timely pay all fees and arbitrator compensation billed to the party requesting the oral hearing will be deemed such party’s consent to submitting the Dispute to the arbitrator(s) on documents and such party’s waiver of its request for an oral hearing. The site of any oral arbitration hearing, if conducted in person, will be designated by the party commencing the arbitration, either in the Division of the Federal Judicial District in which the designated arbitration association maintains a regional office that is closest to a Dealer or in Chicago, Illinois. (d) Discovery. In an effort to reduce costs for all parties and except as otherwise provided, the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions shall not be permitted. Instead, the parties agree that in any arbitration proceeding commenced under this Agreement, they shall engage in a limited exchange of information and documents as follows: (i) no later than sixty (60) days after the filing and service of a claim for arbitration, the parties shall exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and fact witnesses; (ii) upon request (which shall not be delivered prior to the exchange of detailed statements), a party shall provide copies of any proposed exhibits and/or a summary of the proposed testimony of any witness within fourteen (14) days of the request; (iii) in cases of extraordinary circumstances and for good cause shown, the arbitrator(s) may allow a party to make a limited request for production of documents; (iv) no later than twenty-one (21) days prior to any oral arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; (v) in the event a party designates any expert witness(es), the following will apply: (A) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party and (B) the opposing party will be permitted to designate rebuttal expert witness(es) no later than seven (7) days prior to any oral arbitration hearing; and (vi) in cases where the amount of the individual Dispute or any individual counterclaim is in excess of Two Million Dollars ($2,000,000.00), exclusive of interest, costs and attorneys’ fees, the parties agree that the following additional discovery and motion practice shall be permitted: (x) up to three (3) depositions per side with each lasting no more than seven (7) hours; and (y) the arbitrator(s) shall be empowered to accept and rule on dispositive motions filed by either or both parties, including motions for summary judgment. The arbitrator shall have the power to resolve any Disputes with regard to the above limited exchange of information and documents. (e) EXEMPLARY OR PUNITIVE DAMAGES. DEALERS AND PA AGREE THAT BY ENTERING INTO THIS AGREEMENT, DEALERS AND PA WAIVE THEIR RIGHT TO SEEK EXEMPLARY OR PUNITIVE DAMAGES AND FURTHER AGREE THAT THE ARBITRATOR(S) SHALL NOT HAVE THE AUTHORITY TO AWARD EXEMPLARY OR PUNITIVE DAMAGES TO ANY PARTY. IF THIS SPECIFIC PROVISION IS FOUND TO BE INVALID OR UNENFORCEABLE, THEN THE ENTIRETY OF THIS BINDING ARBITRATION SECTION SHALL BE NULL AND VOID WITH RESPECT TO SUCH PROCEEDING, SUBJECT TO THE RIGHT TO APPEAL THE LIMITATION OR INVALIDATION OF THIS PROVISION. (f) Confidentiality/Confirmation of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be confirmed as a judgment or order in any state or federal court of competent jurisdiction as set forth below and pursuant to the FAA. (g) Prejudgment and Provisional Remedies. Notwithstanding the foregoing, any party may file, in a court of competent jurisdiction, an action for bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, and/or any other prejudgment or provisional action or remedy relating to any Collateral or to preserve a party’s assets for any current or future debt owed by either party to the other. The purpose of such action or remedy is solely the protection of a party’s rights, to maintain the status quo pending the confirmation of any award arising in arbitration or for possession of Collateral and not for the award of money damages. Arbitration shall be the sole action and remedy for a party to recover money damages, except as otherwise provided in this Agreement. The filing of any such action or remedy shall not waive any party’s right to compel arbitration of any Dispute. (h) Attorneys' Fees. The arbitrator(s) shall have the authority to award all attorneys’ fees, arbitral fees/expenses and other expenses to any party that prevails in an arbitration proceeding under this Agreement. (i) Survival After Termination. The agreement to arbitrate will survive the termination of this Agreement. (j) CLASS ACTION WAIVER. DEALERS AND PA AGREE THAT BY ENTERING INTO THIS AGREEMENT, SUCH DEALERS AND PA WAIVE THEIR RIGHT TO PARTICIPATE IN A CLASS ACTION, PRIVATE ATTORNEY GENERAL ACTION OR OTHER REPRESENTATIVE ACTION AGAINST THE OTHER IN A COURT OR IN ARBITRATION. THE PARTIES FURTHER AGREE THAT EACH MAY BRING DISPUTES AGAINST EACH OTHER ONLY IN THEIR INDIVIDUAL CAPACITY AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. Further, unless both Dealers and PA agree otherwise, arbitration claims may not be joined or consolidated in the arbitration proceeding. In no event shall the arbitrator have authority to preside over any form of representative or class proceeding or to issue any relief that applies to any person or entity other than such Dealers and/or PA individually. If this Class Action Waiver is found to be invalid or unenforceable in whole or in part, then the entirety of this Binding Arbitration Section (except for this sentence) shall be null and void with respect to such proceeding, subject to the right to appeal the limitation or invalidation of the Class Action Waiver.

Exhibit 10.2 27. Multiple Dealers; Joint and Several Liability. (a) All advances by PA to and all other Obligations of any Dealer shall constitute one general obligation of all Dealers. Notwithstanding anything herein to the contrary, Dealers shall be primarily and jointly and severally liable for all Obligations of any Dealer to PA. Notwithstanding the foregoing, i f and to the extent a Dealer is deemed to be a guarantor of another Dealer hereunder, such Dealer’s liability for any credit extended to or for the benefit of such other Dealer shall be deemed to be a guaranty of payment and performance, and not merely a guaranty of collection. To the fullest extent permitted by law, each Dealer hereby waives promptness, diligence, notice of acceptance, and any other notices of any nature whatsoever with respect to any of the Obligations, and any requirement that PA protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any other Dealer, any Guarantor, any other person or any Collateral. Each Dealer agrees that any rights of subrogation, indemnification, reimbursement or any similar rights it may have against any other Dealer with respect to its liability hereunder or otherwise, whether such rights arise under an express or implied contract or by operation of law, shall be subject, junior and subordinate in all respect to all Obligations of such Dealer to PA and that the enforcement of such rights shall be stayed until such time as Dealers shall have indefeasibly paid in full all of the Obligations and PA shall be under no duty to extend credit to or for the benefit of any Dealer. The liability of each Dealer shall be absolute and unconditional irrespective of (i) any change in the time, manner or place of payment of, or in any other term of, any of the Obligations, or any other amendment or waiver of or any consent to departure from this Agreement or any other agreement between or among any one or more Dealers and PA, (ii) any exchange, release or non-perfection of any Collateral or any release or amendment or waiver of or consent to departure from any other guaranty or any release of any Guarantor or any other person liable in whole or in part for all or any of the Obligations, (iii) the disallowance or avoidance of all or any portion of PA’s claim(s) for repayment of the Obligations of any Guarantor to PA or of PA’s interest in any security for such Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of, a Deale r or a Guarantor or any other surety. (b) Each Dealer (each, a “Principal”) hereby appoints each other Dealer (each, an “Agent”) as the Principal’s agent and attorney-in-fact (1) to take any action, (2) to execute any document or instrument, (3) to consent or agree to any amendment or other modification of this Agreement and/or any other agreements between or among any one or more Dealers and PA and/or any waiver of or departure from any of the terms hereof or thereof, (4) to perform any Obligation of the Principal, and (5) to give or receive any notice by or to any Dealer hereunder or thereunder; and in each case without regard to whether any such action is done in the name of an Agent or a Principal and, if done in the name of an Agent, without regard to whether such Agent’s capacity as agent or attorney-in-fact is so designated. Without limiting the generality of the foregoing, an Agent may request extensions of credit to or on behalf of any one or more Dealers and/or incur any other Obligations for the account of any one or more Dealers, and in any such event all Dealers shall be fully and jointly and severally bound by and liable for the actions of such Agent. PA shall be entitled to rely abso lutely and without duty of inquiry or investigation upon any agreement, request, communication or other notice given by an Agent under this Agreement and/or any other agreements between or among any one or more Dealers and PA (including without limitation, any request by an Agent to make credit extensions to or on behalf of itself and/or any one or more other Dealers) until three (3) Business Days after PA shall have received written notice from each Principal of the revocation of this agency and power of attorney, which revocation shall constitute a Default. 28. Governing Law. All Disputes will be governed by, and construed in accordance with, the laws of Illinois without regard to the conflict of law rules, except to the extent inconsistent with the provisions of the FAA, which will control and govern all arbitration proceedings contemplated by this Agreement. 29. WAIVER OF RIGHT TO JURY TRIAL. ANY PROCEEDING WITH RESPECT TO ANY DISPUTE THAT IS TRIED IN COURT, INCLUDING ANY DISPUTE TRIED IN COURT AS A RESULT OF ANY PORTION OF THE AGREEMENT TO ARBITRATE BEING FOUND TO BE UNENFORCEABLE, INVALID, OR WAIVED BY THE PARTIES, WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. DEALERS AND PA WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING. 30. JURISDICTION AND VENUE. Each party submits to, consents to, and accepts the following courts’ personal jurisdiction over such party and the selection of such courts as the exclusive forum for all litigation: (a) Confirming, Vacating, Modifying or Correcting Awards. All litigation regarding confirming, vacating, modifying or correcting an arbitration award shall be brought exclusively in (i) any state or federal court of competent jurisdiction within the federal judicial district wherein the award was made or which includes the residence of the party against whom such award or order was entered, (ii) in the United States District Court for the Northern District of Illinois, or (iii) in the Circuit Court of Cook County, Illinois. (b) Prejudgment and Provisional Remedies. All litigation regarding Prejudgment and Provisional remedies shall be brought exclusively in any court (i) where any Dealer is located, (ii) where the Collateral is located, (iii) the United States District Court for the Northern District of Illinois, or (iv) the Circuit Court of Cook County, Illinois. (c) All Other Disputes. Any other legal proceeding with respect to any Dispute that is not otherwise subject to arbitration, because the agreement to arbitrate is found to be unenforceable, is found to be invalid, or is waived by the parties, shall be brought exclusively in the United States District Court for the Northern District of Illinois or the Circuit Court of Cook County, Illinois. [Signature page(s) to follow.]

Exhibit 10.2

THIS CONTRACT CONTAINS BINDING ARBITRATION, CLASS ACTION WAIVER, JURY WAIVER, PUNITIVE DAMAGE WAIVER AND OTHER PROVISIONS THAT LIMIT DEALERS' RIGHTS. EACH DEALER HAS READ THE TERMS AND CONDITIONS OF THIS CONTRACT AND KNOWINGLY AND VOLUNTARILY AGREES TO THEM.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above by their duly authorized representatives.

Dealer: **APS OF GEORGETOWN, LLC**

/s/ Joshua J. Barsetti

Signature of Authorized Signer

Josh Barsetti

Print Name

Chief Financial Officer

Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **BJ MOTORSPORTS, LLC**

/s/ Joshua J. Barsetti

Signature of Authorized Signer

Josh Barsetti

Print Name

Chief Financial Officer

Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **C & W MOTORS, INC.**

/s/ Joshua J. Barsetti

Signature of Authorized Signer

Josh Barsetti

Print Name

Chief Financial Officer

Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **FREEDOM POWERSPORTS CANTON, LLC**

/s/ Joshua J. Barsetti

Signature of Authorized Signer

Josh Barsetti

Print Name

Chief Financial Officer

Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Exhibit 10.2

Dealer: **FREEDOM POWERSPORTS DALLAS LLC**

/s/ Joshua J. Barsetti

Signature of Authorized Signer

Josh Barsetti

Print Name

Chief Financial Officer

Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **FREEDOM POWERSPORTS DECATUR LLC**

/s/ Joshua J. Barsetti

Signature of Authorized Signer

Josh Barsetti

Print Name

Chief Financial Officer

Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **FREEDOM POWERSPORTS DENTON, LLC**

/s/ Joshua J. Barsetti

Signature of Authorized Signer

Josh Barsetti

Print Name

Chief Financial Officer

Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **FREEDOM POWERSPORTS FORT WORTH, LLC**

/s/ Joshua J. Barsetti

Signature of Authorized Signer

Josh Barsetti

Print Name

Chief Financial Officer

Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Exhibit 10.2

Dealer: **FREEDOM POWERSPORTS HUNTSVILLE, LLC**

/s/ Joshua J. Barsetti
Signature of Authorized Signer

Josh Barsetti
Print Name

Chief Financial Officer
Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **FREEDOM POWERSPORTS JOHNSON COUNTY, LLC**

/s/ Joshua J. Barsetti
Signature of Authorized Signer

Josh Barsetti
Print Name

Chief Financial Officer
Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **FREEDOM POWERSPORTS LEWISVILLE LLC**

/s/ Joshua J. Barsetti
Signature of Authorized Signer

Josh Barsetti
Print Name

Chief Financial Officer
Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **FREEDOM POWERSPORTS MCDONOUGH LLC**

/s/ Joshua J. Barsetti
Signature of Authorized Signer

Josh Barsetti
Print Name

Chief Financial Officer
Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **FREEDOM POWERSPORTS MCKINNEY LLC**

/s/ Joshua J. Barsetti
Signature of Authorized Signer

Josh Barsetti
Print Name

Chief Financial Officer
Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Exhibit 10.2

Dealer: **FREEDOM POWERSPORTS, LLC**

/s/ Joshua J. Barsetti
Signature of Authorized Signer

Josh Barsetti
Print Name

Chief Financial Officer
Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **JJB PROPERTIES, L.L.C.**

/s/ Joshua J. Barsetti
Signature of Authorized Signer

Josh Barsetti
Print Name

Chief Financial Officer
Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **METRO MOTORCYCLE, INC.**

/s/ Joshua J. Barsetti
Signature of Authorized Signer

Josh Barsetti
Print Name

Chief Financial Officer
Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **RIDE NOW 5 ALLEN, LLC**

/s/ Joshua J. Barsetti
Signature of Authorized Signer

Josh Barsetti
Print Name

Chief Financial Officer
Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **RIDE NOW, LLC**

/s/ Joshua J. Barsetti
Signature of Authorized Signer

Josh Barsetti
Print Name

Chief Financial Officer
Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Exhibit 10.2

Dealer: **RIDE NOW-CAROLINA, LLC**

/s/ Joshua J. Barsetti

Signature of Authorized Signer

Josh Barsetti

Print Name

Chief Financial Officer

Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **RIDE USA, L.L.C.**

/s/ Joshua J. Barsetti

Signature of Authorized Signer

Josh Barsetti

Print Name

Chief Financial Officer

Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **RIDENOW POWERSPORTS TALLAHASSEE LLC**

/s/ Joshua J. Barsetti

Signature of Authorized Signer

Josh Barsetti

Print Name

Chief Financial Officer

Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **RN TRI-CITIES, LLC**

/s/ Joshua J. Barsetti

Signature of Authorized Signer

Josh Barsetti

Print Name

Chief Financial Officer

Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Dealer: **RNKC LLC**

/s/ Joshua J. Barsetti

Signature of Authorized Signer

Josh Barsetti

Print Name

Chief Financial Officer

Print Title

Address for Notices:

2677 E. Willis Rd.

Chandler, AZ 85286

Exhibit 10.2 Dealer: RNMC DAYTONA, LLC Address for Notices: /s/ Joshua J. Barsetti 2677 E. Willis Rd. Signature of Authorized Signer Josh Barsetti Chandler, AZ 85286 Print Name Chief Financial Officer Print Title Dealer: TC MOTORCYCLES, LLC Address for Notices: /s/ Joshua J. Barsetti 2677 E. Willis Rd. Signature of Authorized Signer Josh Barsetti Chandler, AZ 85286 Print Name Chief Financial Officer Print Title Dealer: TOP CAT ENTERPRISES, L.L.C. Address for Notices: /s/ Joshua J. Barsetti 2677 E. Willis Rd. Signature of Authorized Signer Josh Barsetti Chandler, AZ 85286 Print Name Chief Financial Officer Print Title Dealer: TUCSON MOTORSPORTS, INC. Address for Notices: /s/ Joshua J. Barsetti 2677 E. Willis Rd. Signature of Authorized Signer Josh Barsetti Chandler, AZ 85286 Print Name Chief Financial Officer Print Title Dealer: WOODS FUN CENTER, LLC Address for Notices: /s/ Joshua J. Barsetti 2677 E. Willis Rd. Signature of Authorized Signer Josh Barsetti Chandler, AZ 85286 Print Name Chief Financial Officer Print Title

Exhibit 10.2 Dealer: YSA MOTORSPORTS, LLC Address for Notices: /s/ Joshua J. Barsetti 2677 E. Willis Rd. Signature of Authorized Signer Josh Barsetti Chandler, AZ 85286 Print Name Chief Financial Officer Print Title Dealer: RNAJ, LLC Address for Notices: /s/ Joshua J. Barsetti 2677 E. Willis Rd. Signature of Authorized Signer Josh Barsetti Chandler, AZ 85286 Print Name Chief Financial Officer Print Title Dealer: RN-GAINESVILLE, LLC Address for Notices: /s/ Joshua J. Barsetti 2677 E. Willis Rd. Signature of Authorized Signer Josh Barsetti Chandler, AZ 85286 Print Name Chief Financial Officer Print Title Dealer: RO FAIRWINDS, LLC Address for Notices: /s/ Joshua J. Barsetti 2677 E. Willis Rd. Signature of Authorized Signer Josh Barsetti Chandler, AZ 85286 Print Name Chief Financial Officer Print Title Dealer: RUMBLEON DEALERS, INC. Address for Notices: /s/ Joshua J. Barsetti 2677 E. Willis Rd. Signature of Authorized Signer Josh Barsetti Chandler, AZ 85286 Print Name Chief Financial Officer Print Title

Exhibit 10.2 Lender: Polaris Acceptance /s/ Charlotte Lloyd Signature of Authorized Signer Charlotte Lloyd Print Name Executive Director Print Title